UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        October 15, 2003

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12333	86-0385884
(Commission File Number)	(IRS Employer Identification No.)

                                                              10955 Vista Sorrento Parkway, San Diego, CA                                                92130
                                                                            (Address of Principal Executive Offices)                                                                 (Zip Code)

(858) 314-7000
(Registrant's Telephone Number, Including Area Code)

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 15, 2003, Iomega Corporation announced its financial results for the quarter ended September 28, 2003 in a press release entitled, "Iomega Reports Third Quarter 2003 Results". The full text of the press release issued in connection with the announcement is attached as Exhibit 99.6 to this Current Report on Form 8-K.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 15, 2003	IOMEGA CORPORATION (Registrant) By: /s/ Barry Zwarenstein Barry Zwarenstein Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Index	Description

99.6	Press Release issued on October 15, 2003 announcing Iomega Corporation's third quarter 2003 earnings and entitled, "Iomega Reports Third Quarter 2003 Results".

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